UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

THE INTERPUBLIC GROUP OF COMPANIES, INC.
Name of the Registrant as Specified In Its Charter

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

The Interpublic Group of Companies, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to Be Held on Thursday, May 24, 2012

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/ipg

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Interpublic Group of Companies, Inc.	If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 14, 2012 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials)
By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.
	Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)
	Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
	Internet:	http://www.proxyvoting.com/ipg

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

Dear Interpublic Shareholder:

The 2012 Annual Meeting of Shareholders of The Interpublic Group of Companies, Inc. (“Interpublic”) will be held in the McGraw-Hill Building, 1221 Avenue of the Americas, New York, New York 10020, on Thursday, May 24, 2012, at 9:30 A.M. Eastern Time.

Proposals to be considered at the Annual Meeting:

(1)	Election of directors: Jocelyn Carter-Miller, Jill M. Considine, Richard A. Goldstein, H. John Greeniaus, Mary J. Steele Guilfoile, Dawn Hudson, William T. Kerr, Michael I. Roth and David M. Thomas;

(2)	confirmation of the appointment of PricewaterhouseCoopers LLP as Interpublic’s independent registered public accounting firm for 2012;

(3)	an advisory vote to approve named executive officer compensation;

(4)	shareholder proposal entitled “Executives to Retain Significant Stock;” and

(5)	transaction of such other business as may properly come before the meeting and any adjournment thereof.

The Board of Directors recommends that you vote FOR the election of each of the nominees for director,

FOR proposals 2 and 3, and AGAINST proposal 4.

The Board of Directors has fixed the close of business on April 2, 2012 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

21681

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

Meeting Location:

McGraw-Hill Building

1221 Avenue of the Americas

New York, New York 10020

The following Proxy Materials are available for you to review online:

•	the Company’s 2012 Proxy Statement (including all attachments thereto);
•	the Company’s Annual Report for the year ended December 31, 2011 (which is not deemed to be part of the official proxy soliciting materials); and
•	any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)
Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http:/ /www.proxyvoting.com/ipg

The Proxy Materials for The Interpublic Group of Companies, Inc. are available to review at:

http://www.proxyvoting.com/ipg

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online,

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote

Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this letter in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

21681